Exhibit 99.1

kearny financial corp.

PEOPLE
BUSINESS
COMMUNITY
OPPORTUNITY

Community rooted.
Commercially focused.

ANNUAL MEETING OF STOCKHOLDERS

OCTOBER 20, 2026
10:00 AM

RELATIONSHIP DRIVEN

COMMERCIAL GROWTH

STRONG AND RESILIENT

INVESTING IN OUR COMMUNITIES

KEARNY FINANCIAL CORP | INVESTOR RELATIONS

KEARNY FINANCIAL CORP. | NASDAQ: KRNY CRAIG L. MONTANARO WELCOME & INTRODUCTORY REMARKS CRAIG L. MONTANARO Director, President and Chief Executive Officer 2

kearny financial corp.
PEOPLE
BUSINESS
COMMUNITY
OPPORTUNITY

BOARD OF DIRECTORS

JOHN J. MAZUR, JR. CHAIRMAN

- Theodore J. Aanensen
- Raymond E. Chandonnet
- Curtland E. Fields
- Catherine A. Lawton
- Joseph P. Mazza
- John F. McGovern
- Craig L. Montanaro
- Leopold W. Montanaro
- Christopher Petermann
- Charles J. Pivirotto
- Melvina Wong-Zaza

KEARNY FINANCIAL CORP. | NASDAQ: KRNY
3

KEARNY FINANCIAL CORP. | NASDAQ: KRNY EXECUTIVE LEADERSHIP KEITH SUCHODOLSKI SEVP | Chief Operating Officer CASSIA BEIERLE EVP | General Counsel ANTHONY BILOTTA EVP | Chief Banking Officer SEAN BYRNES EVP | Chief Financial Officer THOMAS DEMEDICI EVP | Chief Credit Officer PATRICK JOYCE EVP | Chief Lending Officer ERIKA SACHER EVP | Chief Administrative Officer TIM SWANSSON EVP | Chief Technology & Innovation Officer 4

KEARNY FINANCIAL CORP. | NASDAQ: KRNY OTHER PARTICIPANTS CORPORATE SECRETARY Kearny Financial Corp. GAIL CORRIGAN Senior Vice President LEGAL COUNSEL Luse Gorman, PC MARC LEVY, ESQ. INDEPENDENT AUDITOR Crowe LLP ANDREY DRAGUN, CPA Partner INSPECTOR OF ELECTION Computershare Amilja Regan Vice President 5

KEARNY FINANCIAL CORP. | NASDAQ: KRNY Business of the Meeting PROPOSALS TO BE VOTED UPON 01 Election of four directors, each for the term indicated 02 Ratification of the appointment of Crowe LLP as the Company’s independent auditor for the fiscal year ending June 30, 2027 03 Advisory, non-binding resolution to approve our executive compensation as described in the Proxy Statement 01 STOCKHOLDER QUESTIONS Related to proposals 02 FISCAL YEAR HIGHLIGHTS And strategic outlook 03 INSPECTOR OF ELECTION Report of results 6 kearny financial corp.

PEOPLE
BUSINESS
COMMUNITY
OPPORTUNITY

ANNUAL MEETING OF STOCKHOLDERS

Review of Fiscal Year Highlights and Strategic Outlook
Fiscal Year Ended June 30, 2026

KEARNY FINANCIAL CORP. | NASDAQ: KRNY

7

KEARNY FINANCIAL CORP. | NASDAQ: KRNY Forward Looking Statements & Non-GAAP Financial Measures This presentation may include certain “forward-looking statements,” which are made in good faith by Kearny Financial Corp. (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company’s control). In addition to the factors described under Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K, and subsequent filings with the Securities and Exchange Commission, the following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: • the strength of the United States economy in general and the strength of the local economy in which the Company conducts operations, • the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, • the impact of changes in laws, regulations and government policies affecting financial institutions (including taxation, banking, securities, insurance and tariffs), • the impact of any shutdown of the federal government, • changes in accounting policies and practices, as may be adopted by regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board, • technological changes, • competition among financial services providers, and • the success of the Company at managing the risks involved in the foregoing and managing its business. The Company cautions that the foregoing list of important factors is not exhaustive. Readers should not place any undue reliance on any forward-looking statements, which speak only as of the date made. The Company does not undertake any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company. This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management believes these non-GAAP financial measures allow for better comparability of period-to-period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided at the end of this presentation. 8

KEARNY FINANCIAL CORP. | NASDAQ: KRNY Kearny at a Glance A Strong Community Banking Foundation with a Growing Commercial Focus $5.9B LOANS $5.7B DEPOSITS $0.8B CAPITAL $10.07 TBV PER SHARE $612.4M Market Cap NEW JERSEY & NY METRO KRNY NASDAQ 1884 Founded $7.7B Assets Top 10 NJ Financial Institution - by Assets & Deposits $7.7B in Assets 40 branches across 12 counties 9 kearny financial corp.
PEOPLE
BUSINESS
COMMUNITY
OPPORTUNITY

Executing on Our Strategy During FY2026

FY2026 was a year of execution:

- Strengthening the franchise.
- Expanding capabilities.
- Enhancing greater earnings power.

Tangible actions across branch network, deposits, technology, and balance sheet optimization strengthened the franchise and positioned Kearny for continued earnings growth.

OPTIMIZED

Optimized Retail Branch Network

- Consolidated three underperforming branches
- Shifted focus toward outside sales and small business relationships
- Redeployed resources toward higher-value opportunities

LOWER FIXED COSTS | HIGHER PRODUCTIVITY

EXPANDED

Expanded Deposit Capabilities

- Added experienced deposit-focused bankers
- Established Corporate Banking, Specialty Deposit and Non-Profit & Private Education verticals
- Broadened relationship-based funding capabilities

STRONGER DEPOSIT FRANCHISE | BETTER FUNDING MIX

DEPLOYED

Capacity Through Automation

- Moved automation and advanced analytics capabilities into production
- Deployed RPA in operational and lending workflows
- Added platform integration, KPI dashboards, and analytics

GREATER CAPACITY | FASTER EXECUTION

ENHANCED

Enhanced Earnings Power

- Expanded margin through improved asset yields and portfolio remix
- Improved funding quality and reduced wholesale reliance
- Grew net income 39% and net interest income 15.1%

STRONGER PROFITABILITY | GREATER FLEXIBILITY

KEARNY FINANCIAL CORP. | NASDAQ: KRNY
10

kearny financial corp.
PEOPLE
BUSINESS
COMMUNITY
OPPORTUNITY

Building a More Diversified Funding Franchise

Deeper relationships.
Diversified funding.
Greater franchise value.

Strategic deposit verticals deepen client relationships, diversify funding sources, and strengthen franchise value.

RELATIONSHIPS Client depth → **DEPOSITS** Operating balances → **FUNDING** Greater diversity → **VALUE** Stronger franchise

CORPORATE BANKING

Middle Market Commercial Banking

- Primary banking relationships
- Operating accounts & treasury management
- Full relationship penetration

STRATEGIC VALUE
Stable operating deposits and deeper client relationships

SPECIALTY DEPOSITS

Specialized fiduciary channels

- 1031 Exchange services
- Escrow, trust & estate deposits
- White-glove service model

STRATEGIC VALUE
Diversified funding channels and fee income potential

GOVERNMENT BANKING

Municipal & public-sector clients

- Municipalities & public agencies
- School districts & boards of Education
- Operating & treasury relationships

STRATEGIC VALUE
Long-term public-sector relationships and operating deposits

NON-PROFIT & PRIVATE EDUCATION

Purpose-driven organizations

- Specialized institutional banking expertise
- Treasury-focused operating relationships
- Long-term relationship banking model

STRATEGIC VALUE
Long-term institutional relationships with strong retention potential

KEARNY FINANCIAL CORP. | NASDAQ: KRNY
11

KEARNY FINANCIAL CORP. | NASDAQ: KRNY $35,843 $37,704 $37,969 $39,236 $40,374 2.00% 2.10% 2.14% 2.21% 2.26% 4Q25 1Q26 2Q26 3Q26 4Q26 Net Interest Income & Net Interest Magin Net Interest Income Net Interest Margin $6,769 $9,152 $9,449 $9,413 $9,263 $9,941 $11,386 $12,349 $12,011 $12,580 $0.11 $0.15 $0.15 $0.15 $0.15 $0.16 $0.18 $0.20 $0.19 $0.20 4Q25 1Q26 2Q26 3Q26 4Q26 Earnings Metrics Adjusted net income Adj Pre-tax pre provision net revenue Adjusted earnings per share, diluted Adj. Pre-tax, pre-provision earnings per share ($ thousands) Strategic Execution Is Building Sustainable Earnings Power 39% NET INCOME GROWTH $36.3M FY2026 NET INCOME 15.1% NET INTEREST INCOME GROWTH 47% PRE-TAX PRE-PROVISION EPS GROWTH ($ thousands, except per share data) Building Earnings Power Balance sheet remixing continued to improve earning asset returns. Funding quality improved and wholesale funding declined. Pre-tax pre-provision profitability continued to strengthen. 12

KEARNY FINANCIAL CORP. | NASDAQ: KRNY 13 KRNY Total Return Outperformed the Regional Bank Index During Fiscal Year 2026 KRNY 55.8% Index 29.3% KRNY vs KRXTR Bank Index 12 Month Return Comparison (%) KRNY-Total Return (%) KRXTR Bank Index Return (%) OUTPERFORMANCE KRNY total return exceeded the bank index. MOMENTUM Returns strengthened as financial performance improved. DIVIDEND A consistent dividend supported total return. Shareholder Returns Strengthened During FY2026 55.8% Total Return Outperformed the KBW NASDAQ Regional Bank index Dividend enhanced total return 13

KEARNY FINANCIAL CORP. | NASDAQ: KRNY 14 Conservative Underwriting Has Supported Consistently Low Credit Losses 0.00 0.50 1.00 1.50 2.00 2.50 3.00 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Net Charge-offs to Average Total Loans1 Commercial Banks (not among top 100) KRNY Global Financial Crisis Hurricane Sandy COVID-19 Pandemic $42.1M CUMULATIVE KRNY NET CHARGE-OFFS 2006–2026 DISCIPLINE THROUGH CYCLES Disciplined Credit Performance Through Multiple Economic Cycles 4 bps FY 2026 Net Charge-offs Losses below benchmark shown Conservative approach remains unchanged 14 1 Data provided by Federal Reserve Bank of St. Louis. Source: Company Filings.

kearny financial corp.
PEOPLE
BUSINESS
COMMUNITY
OPPORTUNITY

Technology in Action: Delivering Today, Scaling for Tomorrow

Automate more.

Know our clients better.

Make banking easier.

Technology initiatives are improving efficiency and decision-making today while building a simpler, more scalable banking experience.

BUILD THE FOUNDATION – Platforms, governance & integration › **MOVE INTO PRODUCTION** – Automation, analytics & intelligent tools › **SCALE ACROSS THE FRANCHISE** – Digital experiences & insights

THE LAB & EFFICIENCY

- Robotic Process Automation (RPA) deployed in operational and lending workflows
- Reduced manual effort and bottlenecks

NEXT **Expand automation and create capacity for higher-value work**

More capacity | Faster execution

DATA & ANALYTICS

- Enhanced visibility through real-time business performance reporting
- Enhanced insights with more connected data channels

NEXT **Deliver timely client insights to relationship teams**

Trusted data | Better decisions

INTELLIGENT TOOLS & INSIGHTS

- Applied intelligent tools in areas that improve service, controls, and productivity
- Expanded capabilities that support better decisions and operational efficiency

NEXT **Scale responsible AI use cases across service, risk, and lending**

Faster service | Better decisions| Stronger controls

DIGITAL EXPERIENCE

- Modernize account opening and lending experiences
- Expand digital capabilities that improve the client experience

NEXT **Simplify account opening, lending, and day-to-day banking**

Acquisition | Engagement | Retention

SECURE, GOVERNED & INTEGRATED FOUNDATION – **Responsible technology adoption| Data privacy & security | Connected systems | Trusted enterprise data**

KEARNY FINANCIAL CORP. | NASDAQ: KRNY
15

KEARNY FINANCIAL CORP. | NASDAQ: KRNY 16 A more commercial, relationship-driven, and technology-enabled franchise supports stronger earnings and long-term shareholder value. STRATEGIC DIRECTION Expanding relationship banking while improving profitability and creating long-term shareholder value. 01 DEEPEN RELATIONSHIPS Expand specialized banking businesses Lead with treasury management Expand primary client relationships More operating deposits and wallet share 02 ENHANCE COMMERCIAL MIX Grow relationship-based funding Expand targeted commercial assets Continue balance sheet optimization Stronger funding quality and margin potential 03 SCALE WITH TECHNOLOGY Expand automation and intelligent tools Enable better decisions through connected systems Create capacity for higher- value work Greater productivity and operating leverage 04 GROW EARNINGS & VALUE Build a more durable earnings profile Grow capital and liquidity flexibility Support sustainable shareholder returns Stronger profitability and franchise value FOUNDATION Conservative credit | Strong capital and liquidity | Disciplined expense management Strategic Outlook: Converting Investments Into Long-Term Value A stronger relationship-driven franchise. A scalable operating model. A path to growing long-term shareholder value. 16

KEARNY FINANCIAL CORP. | NASDAQ: KRNY Non-GAAP Reconciliation 17

KEARNY FINANCIAL CORP. | NASDAQ: KRNY Report of the Inspector of Election Results of Voting 18

kearny financial corp.

PEOPLE
BUSINESS
COMMUNITY
OPPORTUNITY

Community rooted.
Commercially focused.

ANNUAL MEETING OF STOCKHOLDERS

OCTOBER 20, 2026
10:00 AM



kearnybank

RELATIONSHIP DRIVEN

COMMERCIAL GROWTH

STRONG AND RESILIENT

INVESTING IN OUR COMMUNITIES

KEARNY FINANCIAL CORP | INVESTOR RELATIONS